UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2004

Seattle Genetics, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-32405	91-1874389
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

21823 30th Drive SE

Bothell, Washington 98021

(Address of principal executive offices, including zip code)

(425) 527-4000

(Registrant’s telephone number, including area code)

Item 5. Other Events and Required FD Disclosure

The Registrant is filing as an exhibit hereto an underwriting agreement to be incorporated by reference into its Registration Statement on Form S-3 (File No. 333-111269), originally filed with the Securities and Exchange Commission on December 17, 2003.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of February 4, 2004, by and among Seattle Genetics, Inc. and the underwriters listed on Schedule I thereto.

99.1	Press release of Seattle Genetics, Inc. announcing the pricing of its public offering of 7,000,000 shares of common stock.

Item 9. Regulation FD Disclosure

On February 5, 2004, Seattle Genetics, Inc. issued a press release announcing the pricing of its public offering of 7,000,000 shares of common stock. A copy of the press release is attached hereto as Exhibit 99.1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEATTLE GENETICS, INC.
(Registrant)

Date: February 5, 2004	By:	/S/ CLAY B. SIEGALL

Clay B. Siegall, Ph.D.
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of February 4, 2004, by and among Seattle Genetics, Inc. and the underwriters listed on Schedule I thereto.

99.1	Press release dated February 5, 2004 of Seattle Genetics, Inc. announcing the pricing of its public offering of 7,000,000 shares of common stock.